Exhibit 10.1
PACIFIC ASIA PETROLEUM, INC.
2007 STOCK PLAN
     1. PURPOSE
     The Plan is intended to provide incentives to key Employees, Directors and Consultants of the Corporation and its Subsidiaries, to encourage them to acquire a proprietary interest in the Corporation and remain in the service of the Corporation and its Subsidiaries, and to attract new Employees, Directors and Consultants with outstanding qualifications. The Plan provides both for the direct award or sale of Shares and for the grant of options to purchase Shares, as well as for the grant of SARs.
     2. DEFINITIONS
     Unless otherwise defined herein or the context otherwise requires, the capitalized terms used herein shall have the following meanings:
          (a) “Acquisition Price” shall mean the price per Share of Common Stock, determined by the Administrator, at which a Share may be acquired under the Plan (other than upon exercise of an Option).
          (b) “Act” shall mean the Securities Act of 1933, as amended.
          (c) “Administrator” shall mean the Board or the Committee, whichever shall be administering the Plan from time to time in the discretion of the Board, as described in Section 4 of the Plan.
          (d) “Board” shall mean the Board of Directors of the Corporation.
          (e) “Code” shall mean the Internal Revenue Code of 1986, as amended.
          (f) “Committee” shall mean the committee appointed by the Board in accordance with Section 4 of the Plan.
          (g) “Common Stock” shall mean the $0.001 par value Common Stock of the Corporation and any class of shares into which such Common Stock hereafter may be converted or reclassified.
          (h) “Consultant” shall mean a person who performs bona fide services for the Corporation, a Parent or a Subsidiary as a consultant or advisor, excluding Employees and outside Directors.
          (i) “Corporation” shall mean PACIFIC ASIA PETROLEUM, INC., a Delaware corporation.
          (j) “Director” shall mean a member of the Board of the Corporation or a member of the board of directors of a Subsidiary.

          (k) “Disability” shall mean a medically determinable physical or mental impairment which has made an individual incapable of engaging in any substantial gainful activity. A condition shall be considered a Disability only if (i) it can be expected to result in death or has lasted or it can be expected to last for a continuous period of not less than twelve (12) months, and (ii) the Administrator, based upon medical evidence, has expressly determined that Disability exists.
          (l) “Employee” shall mean an individual who is employed (within the meaning of Section 3401 of the Code and the regulations thereunder) by the Corporation or a Subsidiary.
          (m) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.
          (n) “Exercise Price” shall mean the price per Share of Common Stock, determined by the Administrator, at which an Option may be exercised.
          (o) “Fair Market Value” shall mean the value of one (1) Share of Common Stock, determined as follows:
               (i) If the Shares are traded on an exchange or over-the-counter on the National Market System (the “NMS”) of the National Association of Securities Dealers, Inc. Automated Quotation System (“NASDAQ”), (A) if listed on an exchange, the closing price as reported for composite transactions on the business day immediately prior to the date of valuation or, if no sale occurred on that date, then the mean between the closing bid and asked prices on such exchange on such date, and (B) if traded on the NMS, the last sales price on the business day immediately prior to the date of valuation or, if no sale occurred on such date, then the mean between the highest bid and the lowest asked prices as of the close of business on the business day immediately prior to the date of valuation, as reported in the NASDAQ system;
               (ii) If the Shares are not traded on an exchange or the NMS but are otherwise traded over-the-counter, the mean between the highest bid and lowest asked prices quoted in the NASDAQ system as of the close of business on the business day immediately prior to the date of valuation or, if on such day such security is not quoted in the NASDAQ system, the mean between the representative bid and asked prices on such date in the domestic over-the-counter market as reported by the National Quotation Bureau, Inc., or any similar successor organization; and
               (iii) If neither clause (i) nor (ii) above applies, the fair market value as determined by the Administrator in good faith. Such determination shall be conclusive and binding on all persons.
          (p) “Immediate Family” shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law and shall include adoptive relationships.
          (q) “Incentive Stock Option” shall mean an option described in Section 422(b) of the Code.

          (r) “Nonstatutory Stock Option” shall mean an option not described in Section 422(b) of the Code.
          (s) “Option” shall mean any stock option granted pursuant to the Plan. An Option shall be granted on the date the Administrator takes the necessary action to approve the grant. However, if the minutes or appropriate resolutions of the Administrator provide that an Option is to be granted as of a date in the future, the date of grant shall be that future date.
          (t) “Option Agreement” shall mean a written stock option agreement evidencing a particular Option between an Optionee and the Corporation.
          (u) “Optionee” shall mean a Participant who has received an Option.
          (v) “Option Purchase Price” shall mean the Exercise Price multiplied by the number of Shares with respect to which an Option is exercised.
          (w) “Parent” shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, if each of the corporations other than the Corporation owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.
          (x) “Participant” shall have the meaning assigned to it in Section 5(a) hereof.
          (y) “Plan” shall mean this PACIFIC ASIA PETROLEUM, INC. 2007 Stock Plan, as it may be amended from time to time.
          (z) “Purchaser” shall mean a person to whom the Board has offered the right to acquire Shares under the Plan (other than upon exercise of an Option).
          (aa) “Retirement” shall mean (i) with respect to an Employee, the voluntary cessation of employment upon either (x) the attainment of age sixty-five (65) and the completion of not less than ten (10) years of service with the Corporation or a Subsidiary or (y) the completion of not less than twenty (20) years of service with the Corporation or a Subsidiary and (ii) with respect to a Director, the voluntary election not to stand for re-election as Director upon the attainment of age sixty-five (65) and the completion of not less than five (5) years of service as a Director.
          (bb) “SAR” shall mean any stock appreciation right granted pursuant to the Plan. An SAR shall be granted on the date the Administrator takes the necessary action to approve the grant. However, if the minutes or appropriate resolutions of the Administrator provide that an SAR is to be granted as of a date in the future, the date of grant shall be that future date.
          (cc) “SAR Recipient” shall mean a Participant who has been granted an SAR.

          (dd) “Share” shall mean one share of Common Stock, adjusted in accordance with Section 14 of the Plan (if applicable).
          (ee) “Share Acquisition Price” shall mean the Acquisition Price multiplied by the number of Shares which are acquired pursuant to a Stock Purchase Agreement.
          (ff) “Stock Purchase Agreement” shall mean a written agreement between the Corporation and a Purchaser who acquires Shares under the Plan.
          (gg) “Subsidiary” shall mean any subsidiary corporation of the Corporation as defined in Section 424(f) of the Code.
     3. EFFECTIVE DATE
     The Plan was adopted by the Board effective May 7, 2007, subject to the approval of the Corporation’s stockholders pursuant to Section 20 hereof.
     4. ADMINISTRATION
     The Plan shall be administered, in the discretion of the Board from time to time, by the Board or by a Committee which shall be appointed by the Board. The Board may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, however caused, shall be filed by the Board. The Committee shall be composed of disinterested Directors, i.e., Directors who have not, during the one year prior to service as an administrator of the Plan, been granted or awarded equity securities pursuant to the Plan or any other plan of the Corporation or any of its affiliates, other than a plan which would not negate such director’s status as “disinterested” pursuant to Rule 16b-3 promulgated under the Exchange Act. There shall be at least two Directors serving on the Committee at any time. The Board shall appoint one of the members of the Committee as Chairman. The Administrator shall hold meetings at such times and places as it may determine. Acts of a majority of the Administrator at which a quorum is present, or acts reduced to or approved in writing by the unanimous consent of the members of the Administrator, shall be the valid acts of the Administrator.
     The Administrator shall from time to time at its discretion select the Employees, Consultants and Directors who are to be granted Options, direct awards or sales of Shares and SARs, determine the number of Shares to be subject to Options and to be issued to Purchasers and the other rights to be granted to each Optionee, Purchaser and SAR Recipient, and, with respect to Options, designate such Options as Incentive Stock Options or Nonstatutory Stock Options, except that no Incentive Stock Option may be granted to a non-Employee director or Consultant. A Committee or Board member shall in no event participate in any determination relating to Options, SARs or any other rights held by or to be granted to such Committee or Board member. The interpretation and construction by the Administrator of any provision of the Plan or of any Option, SAR, or other right, Option Agreement or Stock Purchase Agreement shall be final. No member of the Administrator shall be liable for any action or determination made in good faith with respect to the Plan or any Option, SAR, or other right granted hereunder.

     5. PARTICIPATION
          (a) Eligibility
     Optionees, Purchasers and SAR Recipients shall be such persons (collectively, “Participants”; individually a “Participant”) as the Administrator may select from among the following classes of persons, subject to the terms and conditions of Section 5(b) below:
               (i) Employees (who may be officers, whether or not they are Directors);
               (ii) Directors; and
               (iii) Consultants.
     Notwithstanding provisions of the first paragraph of this Section 5(a), the Administrator may at any time or from time to time designate one or more Directors as being ineligible for selection as Participants in the Plan for any period or periods of time.
          (b) Ten-Percent Stockholders
     A Participant who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Corporation, its Parent or any of its Subsidiaries shall not be eligible to receive an Incentive Stock Option unless (i) the Exercise Price of the Shares subject to such Incentive Stock Option is at least one hundred ten percent (110%) of the Fair Market Value of such Shares on the date of grant and (ii) such Incentive Stock Option by its terms is not exercisable after the expiration of five (5) years from the date of grant.
          (c) Stock Ownership
     For purposes of Section 5(b) above, in determining stock ownership, a Participant shall be considered as owning the stock owned, directly or indirectly, by or for his or her brothers and sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be considered as being owned proportionately by or for its shareholders, partners or beneficiaries. Stock with respect to which such Participant holds an Option shall not be counted.
          (d) “Outstanding stock”
     For purposes of Section 5(b) above, “outstanding stock” shall include all stock actually issued and outstanding immediately after the grant of the Option to the Optionee. “Outstanding stock” shall not include shares authorized for issuance under outstanding Options held by the Optionee or by any other person.
     6. STOCK
     The stock issued to Purchasers or subject to Options granted under the Plan shall be shares of the Corporation’s authorized but unissued or reacquired Common Stock. The aggregate number of Shares which may be issued under the Plan shall not exceed 4,000,000 Shares. The number of Shares subject to Options or other rights outstanding at any time shall not exceed the number of Shares remaining available for issuance under the Plan. In the event that any outstanding Option or other right for any reason expires or is terminated, the Shares allocable to the unexercised portion of such Option or other right may again be made subject to an Option or other right. No eligible person shall be granted Options or other rights during any 12-month period covering more than 500,000 Shares. The limitations established by this Section 6 shall be subject to adjustment in the manner provided in Section 14 hereof upon the occurrence of an event specified in that Section.
     7. TERMS AND CONDITIONS OF OPTIONS
          (a) Option Agreement
     Each grant of an Option under the Plan shall be evidenced by an Option Agreement in such form as the Administrator shall from time to time determine. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Administrator deems appropriate for inclusion in an Option Agreement. The provisions of the various Option Agreements entered into under the Plan need not be identical.
          (b) Nature of Option
     Each Option shall state whether it is an Incentive Stock Option or a Nonstatutory Stock Option.
          (c) Number of Shares
     Each Option shall state the number of Shares to which it pertains and shall provide for the adjustment thereof in accordance with the provisions of Section 14 hereof.
          (d) Exercise Price
     Each Option shall state the Exercise Price. The Exercise Price in the case of any Incentive Stock Option shall not be less than the Fair Market Value on the date of grant and, in the case of an Incentive Stock Option granted to an Optionee described in Section 5(b) hereof, shall not be less than one hundred ten percent (110%) of the Fair Market Value on the date of grant. The Exercise Price in the case of any Nonstatutory Stock Option shall not be less than eighty-five percent (85%) of the Fair Market Value on the date of grant. Subject to the preceding two sentences, the Exercise Price under an Option shall be determined by the Administrator in its sole discretion.
          (e) Term and Non-Transferability of Options
     Each Option shall state the time or times when all or part thereof becomes exercisable. No Option shall be exercisable after the expiration of ten (10) years from the date it was granted, and in the case of Incentive Stock Options a shorter term may be required by Section 5(b). Subject to the preceding sentence, the Administrator in its sole discretion shall determine when an Option is to expire. During the lifetime of the Optionee, the Option shall be exercisable only by the Optionee or the Optionee’s guardian or legal representative and shall not be assignable or transferable, except as provided in the next sentence. If the applicable Option Agreement so provides, a Nonstatutory Stock Option shall also be transferable by the Optionee by (i) a gift to a member of the Optionee’s Immediate Family or (ii) a gift to an inter vivos or testamentary trust in which members of the Optionee’s Immediate Family have a beneficial interest of more than 50% and which provides that such Nonstatutory Stock Option is to be transferred to the beneficiaries upon the Optionee’s death. In the event of the Optionee’s death, the Option shall not be transferable other than by will or the laws of descent and distribution. Any other attempted alienation, assignment, pledge, hypothecation, attachment, execution or similar process, whether voluntary or involuntary, with respect to all or any part of any Option or right thereunder, shall be null and void and, at the Corporation’s option shall cause all of the Optionee’s rights under the Option to terminate.
          (f) No Rights as a Stockholder
     No one shall have rights as a stockholder with respect to any Shares covered by an Option until the date of the issuance of a stock certificate for such Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 14 hereof.
          (g) Modification, Extension and Renewal of Options
     Within the limitations of the Plan, the Administrator may modify an Option, accelerate the rate at which an Option may be exercised (including, without limitation, permitting an Option to be exercised in full without regard to the installment or vesting provisions of the applicable Option Agreement or whether the Option is at the time exercisable, to the extent it has not previously been exercised), extend or renew outstanding Options or accept the cancellation of outstanding Options (to the extent not previously exercised) for the granting of new Options in substitution therefor. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair any rights or obligations under any Option previously granted.
          (h) Notice of Sale
     Until the later of the second anniversary of the grant of any Incentive Stock Option and the first anniversary of the issuance of any stock (“incentive stock”) pursuant to the exercise of an Incentive Stock Option, the stock transfer records of the Corporation (whether maintained by it or by a transfer agent of the Common Stock) shall reflect that any certificates issued or to be issued representing incentive stock in connection with such exercise must be registered in the name of the beneficial holder (and not in any “street name”) until transferred to a third party, and that the transfer agent shall notify the Corporation in a case of any requested transfer of such incentive stock during that period. In addition, the certificate or certificates registered in the name of the beneficial holder representing the incentive stock issued upon such exercise will bear the following legend during such period:

“Solely to assist the issuer of the shares represented by this certificate, until the later of the second anniversary of the date of grant of the Option under which this certificate was originally issued or one year from the date of original issuance of the shares represented by this certificate, the Transfer Agent will notify the issuer of the shares represented hereby of any requested transfer by the original registered holder.”
          (i) Withholding Taxes
     As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Administrator may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise. The Optionee shall also make such arrangements as the Administrator may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option.
          (j) Other Provisions
     An Option Agreement authorized under the Plan may contain such other provisions not inconsistent with the terms of the Plan (including, without limitation, restrictions upon the exercise of the Option) as the Administrator shall deem advisable.
          (k) Substitution of Options
     Notwithstanding any inconsistent provisions or limits under the Plan, in the event the Corporation acquires (whether by purchase, merger or otherwise) all or substantially all of the outstanding capital stock or assets of another corporation or in the event of any reorganization or other transaction qualifying under Section 424 of the Code the Administrator may, in accordance with the provisions of that Section, substitute Options under the Plan for options of the acquired company provided (i) the excess of the aggregate fair market value of the shares subject to an option immediately after the substitution over the aggregate option price of such shares is not more than the similar excess immediately before such substitution and (ii) the new option does not give persons additional benefits, including any extension of the exercise period.
     8. TERMS AND CONDITIONS OF AWARDS OR SALES
          (a) Stock Purchase Agreement
     Each award or sale of Shares under the Plan (other than upon exercise of an Option) shall be evidenced by a Stock Purchase Agreement in such form as the Administrator shall from time to time determine. Such award or sale shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Administrator deems appropriate for inclusion in a Stock Purchase Agreement. The provisions of the various Stock Purchase Agreements entered into under the Plan need not be identical.

          (b) Duration of Offers and Nontransferability of Rights
     Any right to acquire Shares under the Plan (other than an Option) shall automatically expire if not exercised by the Purchaser within 30 days after the grant of such right was communicated to the Purchaser by the Corporation. Such right shall not be transferable and shall be exercisable only by the Purchaser to whom such right was granted.
          (c) Purchase Price
     The Purchase Price of Shares to be offered under the Plan, if newly issued, shall not be less than the par value of such Shares. Subject to the preceding sentence, the Administrator shall determine the Purchase Price in its sole discretion. The Purchase Price shall be payable in a form described in Section 10.
          (d) Withholding Taxes
     As a condition to the purchase of Shares, the Purchaser shall make such arrangements as the Administrator may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such purchase.
          (e) Restrictions on Transfer of Shares
     Any Shares awarded or sold under the Plan shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Administrator may determine. Such restrictions shall be set forth in the applicable Stock Purchase Agreement and shall apply in addition to any restrictions that may apply to holders of Shares generally. A Stock Purchase Agreement may provide for accelerated vesting in the event of the Purchaser’s death, disability or retirement or other events.
          (f) Other Provisions
     A Stock Purchase Agreement authorized under the Plan may contain such other provisions not inconsistent with the terms of the Plan as the Administrator shall deem advisable.
     9. STOCK APPRECIATION RIGHTS
          (a) Grant
     SARs may be granted under the Plan by the Administrator, subject to such rules, terms, and conditions as the Administrator prescribes. Each SAR shall be evidenced by a written agreement between the Corporation and the SAR Recipient in such form as the Administrator shall from time to time determine. Such SAR shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Administrator deems appropriate for inclusion in an SAR agreement. The provisions of the various SAR agreements entered into under the Plan need not be identical.

          (b) Exercise
               (i) Each SAR shall entitle the holder, upon exercise, to receive from the Corporation in exchange therefor an amount equal to the value of the excess of the Fair Market Value on the date of exercise of one Share over its Fair Market Value on the date of grant (or, in the case of an SAR granted in connection with an Option, the excess of the Fair Market Value of one Share over the Option price per share under the Option to which the SAR relates), multiplied by the number of Shares covered by the SAR or the Option, or portion thereof, that is surrendered. No SAR shall be exercisable at a time that the amount determined under this subparagraph is negative. Payment by the Corporation upon exercise of an SAR may be made in shares of Common Stock valued at Fair Market Value, in cash, or partly in shares of Common Stock and partly in cash, all as determined by the Administrator.
               (ii) An SAR shall be exercisable only at the time or times established by the Administrator. If an SAR is granted in connection with an Option, the following rules shall apply: (1) the SAR shall be exercisable only to the extent and on the same conditions that the related Option could be exercised; (2) upon exercise of the SAR, the Option or portion thereof to which the SAR relates terminates; and (3) upon exercise of the Option, the related SAR or portion thereof terminates.
               (iii) The Administrator may withdraw any SAR granted under the Plan at any time and may impose any conditions upon the exercise of an SAR or adopt rules and regulations from time to time affecting the rights of SAR Recipients. Such rules and regulations may govern the right to exercise SARs granted prior to adoption or amendment of such rules and regulations as well as SARs granted thereafter.
               (iv) For purposes of this Section 9, Fair Market Value shall be determined as of the date the SAR is exercised.
               (v) Upon the exercise of an SAR for shares of Common Stock, the number of shares reserved for issuance under the Plan shall be reduced by the number of shares issued. Cash payments made upon the exercise of SARs shall not reduce the number of Shares reserved for issuance under the Plan.
          (c) Withholding
     As a condition to the exercise of an SAR, the SAR Recipient shall make such arrangements as the Administrator may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise.
     10. PAYMENT FOR SHARES
          (a) General Rule. The entire Share Acquisition Price or Option Purchase Price of Shares issued under the Plan shall be payable in cash or cash equivalents at the time when such Shares are purchased, except as otherwise provided in this Section 10.
          (b) Surrender of Stock. To the extent that an Option Agreement so provides, all or any part of the Option Purchase Price may be paid by surrendering, or attesting to the ownership of, Shares that are already owned by the Optionee. Such Shares shall be surrendered to the Corporation in good form for transfer and shall be valued at their Fair Market Value on the date when the Option is exercised.
          (c) Services Rendered. At the discretion of the Administrator, Shares may be awarded under the Plan in consideration of services rendered prior to the award to the Corporation, a Parent or a Subsidiary.
          (d) Promissory Note. To the extent that an Option Agreement or Stock Purchase Agreement so provides, all or a portion of the Option Purchase Price or Share Acquisition Price (as the case may be) of Shares issued under the Plan may be paid with a full-recourse promissory note. However, the par value of the Shares, if newly issued, shall be paid in cash or cash equivalents. The Shares shall be pledged as security for payment of the principal amount of the promissory note and interest thereon. The interest rate payable under the terms of the promissory note shall not be less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code. Subject to the foregoing, the Administrator (in its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note.
          (e) Exercise/Sale. To the extent that an Option Agreement so provides, and if Common Stock is publicly traded, payment of the Option Purchase Price with respect to an Option may be made all or in part by the delivery (on a form prescribed by the Corporation) of an irrevocable direction to a securities broker approved by the Corporation to sell Shares and to deliver all or part of the sales proceeds to the Corporation in payment of all or part of the Option Purchase Price and any withholding taxes.
          (f) Exercise/Pledge. To the extent that an Option Agreement so provides, and if Common Stock is publicly traded, payment of the Option Purchase Price with respect to an Option may be made all or in part by the delivery (on a form prescribed by the Corporation) of an irrevocable direction to pledge Shares to a securities broker or lender approved by the Corporation, as security for a loan, and to deliver all or part of the loan proceeds to the Corporation in payment of all or part of the Option Purchase Price and any withholding taxes.
     11. CESSATION OF EMPLOYMENT
          (a) Cessation for Any Reason (other than Death, Disability or Retirement)
     If an Optionee or SAR Recipient ceases to be an Employee or to serve as a Director or Consultant of the Corporation for any reason other than his or her death, or, with respect to an Employee or Director, his or her Disability or Retirement, such Optionee or SAR Recipient shall have the right, subject to the restrictions referred to elsewhere in the Plan, to exercise his Option or SAR, as applicable, at any time within ninety (90) days after cessation of employment or the date he ceases serving as a Director or Consultant (or such other date as determined by the Administrator), provided that the foregoing shall not extend any Option or SAR beyond its term, but, except as otherwise provided in the applicable Option Agreement or SAR agreement, only to the extent that, at the date of cessation of employment or serving as a Director or Consultant, the Optionee’s or SAR Recipient’s right to exercise such Option or SAR, as applicable, had accrued pursuant to the terms of the applicable Option Agreement or SAR agreement and had not previously been exercised. Notwithstanding the foregoing, each Option or SAR shall cease to be exercisable on the date of such cessation if such cessation arises by reason of the Optionee’s or SAR Recipient’s misconduct. An Optionee or SAR Recipient shall be considered to have been terminated for misconduct if (i) he resigns or is discharged or otherwise terminated on account of conviction of a felony or any crime of moral turpitude, misappropriation of the assets of the Corporation or any Subsidiaries or any Affiliate, continued or repeated insobriety or illegal drug use, continued or repeated absence from service during the usual working hours of the Optionee’s or SAR Recipient’s position for reasons other than Disability or sickness, or refusal to carry out a reasonable direction of the Board or of the Chief Executive Officer of the Corporation or of any other person designated by such Chief Executive Officer or (ii) he is discharged for cause as defined in any employment agreement to which he is a party.
     For purposes of this Section 11(a), the employment relationship shall be treated as continuing intact while the Optionee or SAR Recipient is on military leave, sick leave or other bona fide leave of absence (to be determined in the sole discretion of the Administrator). The foregoing notwithstanding, in the case of an Incentive Stock Option, employment shall not be deemed to continue beyond the thirtieth (30th) day after the Optionee ceased active employment, unless the Optionee’s reemployment rights are guaranteed by statute or by contract.
          (b) Death of Optionee or SAR Recipient
     If an Optionee or SAR Recipient dies while a Participant, or after ceasing to be a Participant but during the period in which he or she could have exercised his Option or SAR, and has not fully exercised his Option or SAR, then his Option or SAR may be exercised in full, subject to the restrictions referred to elsewhere in the Plan, at any time within twelve (12) months after the Optionee’s or SAR Recipient’s death (or such other date as determined by the Administrator) (provided that the foregoing shall not extend any Option or SAR beyond its term), by the executor or administrator of his estate or by any person or persons who have acquired the Option or SAR directly from the Optionee or SAR Recipient by bequest or inheritance, but, except as otherwise provided in the applicable Option Agreement or SAR agreement, only to the extent that, at the date of death, the Optionee’s or SAR Recipient’s right to exercise such Option or SAR had accrued and had not been forfeited pursuant to the terms of the applicable Option Agreement or SAR agreement and had not previously been exercised.
          (c) Disability of Optionee or SAR Recipient
     If an Optionee or SAR Recipient ceases to be an Employee or Director by reason of Disability, such Optionee shall have the right, subject to the restrictions referred to elsewhere in the Plan, to exercise his Option or SAR at any time within twelve (12) months after such cessation of employment (or such other date as determined by the Administrator) (provided that the foregoing shall not extend any Option or SAR beyond its term), but, except as provided in the applicable Option Agreement or SAR agreement, only to the extent that, at the date of such cessation of employment or service as a Director, the Optionee’s or SAR Recipient’s right to exercise such Option or SAR had accrued pursuant to the terms of the applicable Option Agreement or SAR agreement and had not previously been exercised.

          (d) Retirement of Optionee or SAR Recipient
     If an Optionee or SAR Recipient ceases to be an Employee or Director by reason of Retirement (and not on account of misconduct as determined in Section 11(a)), such Optionee or SAR Recipient shall have the right, subject to the restrictions referred to elsewhere in the Plan, to exercise his Option or SAR at any time within twelve (12) months after cessation of employment (or such other date as determined by the Administrator) (provided that the foregoing shall not extend any Option or SAR beyond its term), but only to the extent that, at the date of cessation of employment or service as a Director, the Optionee’s or SAR Recipient’s right to exercise such Option or SAR had accrued pursuant to the terms of the applicable Option Agreement or SAR agreement and had not previously been exercised.
     12. LIMITATION OF ANNUAL AWARDS
     The aggregate Fair Market Value (determined as of the date an Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year under the Plan and all other plans maintained by the Corporation, its Parent or its Subsidiaries, shall not exceed $100,000.
     13. TERM OF PLAN
     Subject to the limitations in Section 6, Options, SARs and other awards or sales of Shares may be granted pursuant to the Plan until the date ten years after the effective date referred to in Section 3.
     14. EFFECT OF CERTAIN EVENTS
          (a) Stock Splits and Dividends
     Subject to any required action by stockholders, the number of Shares covered by the Plan as provided in Section 6 hereof, and the number of Shares covered by each outstanding Option and SAR and the exercise prices thereof shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a subdivision or consolidation of Shares or the payment of a stock dividend (but only if paid in Common Stock) or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Corporation.
          (b) Merger, Sale of Assets, Liquidation
     Subject to any required action by stockholders, if the Corporation shall merge with another corporation and the Corporation is the surviving corporation in such merger and under the terms of such merger the shares of Common Stock outstanding immediately prior to the merger remain outstanding and unchanged, each outstanding Option and SAR shall continue to apply to the Shares subject thereto and shall also pertain and apply to any additional securities and other property, if any, to which a holder of the number of Shares subject to the Option or SAR would have been entitled as a result of the merger. If the Corporation sells all, or substantially all, of its assets or the Corporation merges (other than a merger of the type described in the immediately preceding sentence) or consolidates with another corporation, this

Plan and each Option and SAR shall terminate, but only after each Optionee and SAR Recipient (or the successor in interest) has been given the right to exercise the vested portion of any unexpired Option or SAR in full or in part. This right shall be exercisable for the period of twenty (20) days ending five (5) days before the effective date of the sale, merger, or consolidation (or such longer period as the Administrator may specify), provided that the foregoing shall not extend any Option or SAR beyond its term. Alternatively, in its sole and absolute discretion, the surviving or acquiring corporation (or the parent company of the surviving or acquiring corporation) may tender to any Optionee or SAR Recipient (or successor in interest) a substitute option or options or stock appreciation right to purchase shares of, or with respect to the shares of, the surviving or acquiring corporation (or the parent corporation of the surviving or acquiring corporation). The substitute option or stock appreciation right shall contain all terms and provisions required substantially to preserve the rights and benefits of all Options and SARs then held by the Optionee or SAR Recipient (or successor in interest) receiving the substitute option or stock appreciation right. Any other dissolution or liquidation of the Corporation shall cause each Option or SAR to terminate.
     At the discretion of the Administrator, an Option or SAR exercised in contemplation of the consummation of the sale of all or substantially all of the assets of the Corporation or a merger (other than a merger of the type described in the first sentence of the immediately preceding paragraph) or consolidation of the Corporation with another corporation, may be conditioned upon such sale, merger or consolidation becoming effective.
          (c) Adjustment Determination
     To the extent that the foregoing adjustments relate to securities of the Corporation, such adjustments shall be made by the Administrator, whose determination shall be conclusive and binding on all persons.
          (d) Limitation on Rights
     Except as expressly provided in this Section 14, an Optionee or SAR Recipient shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or stock of another corporation, and any issue by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or exercise price of Shares subject to an Option or SAR. The grant of an Option or SAR pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.
          (e) Change in Control
     In the event of a pending or threatened takeover bid, tender offer or exchange offer for twenty percent (20%) or more of the outstanding Common Stock or any other class of stock or securities of the Corporation (other than a tender offer or exchange offer made by the

Corporation or any Subsidiary), whether or not deemed a tender offer under applicable Federal or state law, or in the event that any person makes any filing under Section 13(d) or 14(d) of the Exchange Act with respect to the Corporation, other than a filing on Form 13G or Form 13D, the Administrator may in its sole discretion, without obtaining stockholder approval, take one or more of the following actions to the extent not inconsistent with other provisions of the Plan:
               (a) Accelerate the exercise dates of any outstanding Option or SAR, or make the Option or SAR fully vested and exercisable;
               (b) Pay cash to any or all holders of Options or SARs in exchange for the cancellation of their outstanding Options or SARs; or
               (c) Make any other adjustments or amendments to the Plan and outstanding Options or SARs and substitute new Options or SARs for outstanding Options or SARs.
     15. SECURITIES LAW REQUIREMENTS
          (a) Legality of Issuance
     No Shares shall be issued under the Plan unless and until the Corporation has determined that:
               (i) it and the Optionee or Purchaser have taken all actions required to register the offer and sale of the Shares under the Act, or to perfect an exemption from the registration requirements thereof;
               (ii) any applicable listing requirement of any stock exchange on which the Common Stock is listed has been satisfied; and
               (iii) any other applicable provision of state or Federal law has been satisfied.
          (b) Restrictions on Transfer; Representations of Optionee and Purchaser; Legends
     Regardless of whether the offering and sale of Shares under the Plan has been registered under the Act or has been registered or qualified under the securities laws of any state, the Corporation may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Corporation and its counsel, such restrictions are necessary or desirable in order to achieve compliance with the provisions of the Act, the securities laws of any state or any other law. In the event that the sale of Shares under the Plan is not registered under the Act but an exemption is available which requires an investment representation or other representation, each Optionee and Purchaser shall be required to represent that such Shares are being acquired for investment, and not with a view to the sale or distribution thereof, and to make such other representations as are deemed necessary or appropriate by the Corporation and its counsel. Stock certificates evidencing Shares acquired under the Plan pursuant to an unregistered transaction shall bear the following restrictive legend and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law:
“THE SALE OF THE SECURITIES REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”). ANY TRANSFER OR PLEDGE OF SUCH SECURITIES WILL BE INVALID UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER OR IN THE OPINION OF COUNSEL FOR THE ISSUER SUCH REGISTRATION IS UNNECESSARY IN ORDER FOR SUCH TRANSFER OR PLEDGE TO COMPLY WITH THE ACT.”
     Any determination by the Corporation and its counsel in connection with any of the matters set forth in this Section 15 shall be conclusive and binding on all persons.
          (c) Registration or Qualification of Securities.
     The Corporation may, but shall not be obligated to, register or qualify the sale of Shares under the Act or any other applicable law. The Corporation shall not be obligated to take any affirmative action in order to cause the sale of Shares under the Plan to comply with any law.
          (d) Exchange of Certificates
     If, in the opinion of the Corporation and its counsel, any legend placed on a stock certificate representing Shares sold under the Plan is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but without such legend.
     16. AMENDMENT OF THE PLAN
     The Board may from time to time, with respect to any Shares at the time not subject to Options, suspend or discontinue the Plan or revise or amend it in any respect whatsoever except that, without the approval of the Corporation’s stockholders, no such revision or amendment shall:
          (a) Materially increase the benefits accruing to Participants under the Plan;
          (b) Increase the number of Shares which may be issued under the Plan;
          (c) Change the designation in Section 5 hereof with respect to the classes of persons eligible to receive Incentive Stock Options; or
          (d) Amend this Section 16 to defeat its purpose.
     17. EXCHANGE ACT
     If the Common Stock is registered under the Exchange Act, the Plan shall be amended by the Board from time to time to the extent necessary or advisable, in the judgment of the Board after having consulted with Corporation’s counsel, to enable Participants who are officers or Directors of the Corporation and who are generally subject to the duties established by Section 16(a) or 16(b) of the Exchange Act (“Section 16 Requirements”) with respect to purchases and sales of equity securities of the Corporation, to obtain the benefits of such exclusions or exemptions from the Section 16 Requirements as may be established by the Securities and Exchange Commission from time to time by rule, regulation, administrative order or interpretation (whether such interpretation is made by such Commission or staff) with respect to (i) the receipt of Options, (ii) the exercise, modification, extension, cancellation, exchange, termination or expiration of Options, (iii) the purchase of Common Stock upon the exercise of Options or otherwise pursuant to the Plan, and (iv) the sale of Common Stock received upon the exercise of Options or otherwise pursuant to the Plan. Anything in the Plan to the contrary notwithstanding, such amendments may be made without approval of the Corporation’s stockholders unless and to the extent that, in the judgment of the Board after consulting with the Corporation’s counsel, stockholder approval of such an amendment is a prerequisite to effectuating a desired exclusion or exemption from the Section 16 Requirements.
     18. APPLICATION OF FUNDS
     The proceeds received by the Corporation from the sale of Common Stock pursuant to the Plan will be used for general corporate purposes.
     19. NO RETENTION OF RIGHTS
     Nothing in the Plan or in any Option, SAR or other right granted under the Plan shall confer upon the Optionee, SAR Recipient or Purchaser any right to continue in service with the Corporation for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining the Optionee, SAR Recipient or Purchaser) or of the Optionee, SAR Recipient or Purchaser, which rights are hereby expressly reserved by each, to terminate his service with the Corporation at any time and for any reason, with or without cause.
     20. APPROVAL OF STOCKHOLDERS
     The Plan shall be subject to approval by the affirmative vote of a majority of the shares represented and voting at a duly held meeting at which a quorum is present or by an action by written consent no later than May 7, 2007. Prior to such approval, Options and SARs may be granted but shall not be exercisable.

     21. EXECUTION
     To record the adoption of the Plan by the Board on May 7, 2007 the Corporation has caused an authorized officer to affix the Corporate name hereto.

PACIFIC ASIA PETROLEUM, INC.
By:	/s/ Frank C. Ingrisellil
	Name:	Frank C. Ingriselli, CEO and President